UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant To Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): December 1, 2009

XEROX CORPORATION
(Exact name of registrant as specified in its charter)

New York	001-04471	16-0468020
(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer
of incorporation)		Identification No.)

45 Glover Avenue
P. O. Box 4505
Norwalk, Connecticut		06856-4505
(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code: (203) 968-3000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events
As previously disclosed, on September 27, 2009, Xerox Corporation (“Xerox”), Boulder Acquisition Corp., a wholly owned subsidiary of Xerox, and Affiliated Computer Services, Inc. (“ACS”) entered into an Agreement and Plan of Merger, providing for the acquisition of ACS by Xerox.
Attached hereto as Exhibit 99.1 and incorporated herein by reference is the Xerox and ACS unaudited pro forma condensed combined financial information for the year ended December 31, 2008 and the nine months ended September 30, 2009. This pro forma financial information gives effect to certain pro forma events related to the merger and has been presented for informational purposes only. It does not purport to project the future financial position or operating results of the post-merger combined company.
Attached hereto as Exhibit 99.2 and incorporated herein by reference are the audited consolidated financial statements of ACS as of and for the years ended June 30, 2009, 2008 and 2007.
Attached hereto as Exhibit 99.3 and incorporated herein by reference are the unaudited consolidated financial statements of ACS as of and for the three months ended September 30, 2009 and 2008.
Item 9.01. Financial Statements and Exhibits.
(d) Exhibits

Exhibit No.	Description

23.1	Consent of PricewaterhouseCoopers LLP, Independent Registered Public Accounting Firm

99.1	Xerox and ACS Unaudited Pro Forma Condensed Combined Financial Information

99.2	Audited Consolidated Financial Statements of ACS as of and for the Years Ended June 30, 2009, 2008, and 2007

99.3	Unaudited Consolidated Financial Statements of ACS as of and for the Three Months Ended September 30, 2009 and 2008
FORWARD LOOKING STATEMENTS
This Current Report on Form 8-K and any exhibits to this Current Report may contain “forward-looking statements” as defined in the Private Securities Litigation Reform Act of 1995. The words “anticipate,” “believe,” “estimate,” “expect,” “intend,” “will,” “should” and similar expressions, as they relate to us, are intended to identify forward-looking statements. These statements reflect management’s current beliefs, assumptions and expectations and are subject to a number of factors that may cause actual results to differ materially. These factors include but are not limited to the unprecedented volatility in the global economy; the risk that unexpected costs will be incurred; the outcome of litigation and regulatory proceedings to which we may be a party; actions of competitors; changes and developments affecting our industry; quarterly or cyclical variations in financial results; development of new products and services; interest rates and cost of borrowing; our ability to protect our intellectual property rights; our ability to maintain and improve cost efficiency of operations, including savings from restructuring actions; changes in foreign currency exchange rates; changes in economic conditions, political conditions, trade protection measures, licensing requirements and tax matters in the foreign countries in which we do business; reliance on third parties for manufacturing of products and provision of services; the risk that the future business operations of ACS will not be successful; the risk that customer retention and revenue expansion goals for the ACS transaction will not be met; the risk that disruptions from the ACS transaction will harm relationships with customers, employees and suppliers; and other factors that are set forth in the “Risk Factors” section, the “Legal Proceedings” section, the

“Management’s Discussion and Analysis of Financial Condition and Results of Operations” section and other sections of our Quarterly Report on Form 10-Q for the quarters ended March 31, 2009, June 30, 2009 and September 30, 2009, as well as in our 2008 Form 10-K filed with the Securities and Exchange Commission. The Company assumes no obligation to update any forward-looking statements as a result of new information or future events or developments, except as required by law.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date: December 1, 2009	XEROX CORPORATION
	By:	/s/ GARY R. KABURECK
		Name:	Gary R. Kabureck
		Title:	Chief Accounting Officer

EXHIBIT INDEX

Exhibit No.	Description

23.1	Consent of PricewaterhouseCoopers LLP, Independent Registered Public Accounting Firm

99.1	Xerox and ACS Unaudited Pro Forma Condensed Combined Financial Information

99.2	Audited Consolidated Financial Statements of ACS as of and for the Years Ended June 30, 2009, 2008, and 2007

99.3	Unaudited Consolidated Financial Statements of ACS as of and for the Three Months Ended September 30, 2009 and 2008